Near Term Potash Outlook
Demand Pull Pressure (Again)
Fertilizer Outlook and Technology Conference
Savannah, GA
November 17, 2010
Dr. Michael R. Rahm
Vice President, Market and Strategic Analysis
The Mosaic Company
Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Such statements include, but are not limited to, statements about future financial and operating results.  Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties.
These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the build-up of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation; further developments in the lawsuit involving the federal wetlands permit for the extension of the Company’s South Fort Meade, Florida, mine into Hardee County, including orders, rulings, injunctions or other actions by the court or actions by the plaintiffs, the Army Corps of Engineers or others in relation to the lawsuit, or any actions the Company may identify and implement in an effort to mitigate the effects of the lawsuit; other difficulties or delays in receiving, or increased costs, or revocation, of, necessary governmental permits or approvals; the effectiveness of our processes for managing our strategic priorities; adverse weather conditions affecting operations in Central Florida or the Gulf
Coast of the United States, including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation or other environmental regulation differing from management’s current estimates; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission.
Actual results may differ from those set forth in the forward-looking statements.

Topics
• Powerful Demand Drivers
– Agricultural Commodity Prices
– Speculative Exuberance or Fundamental Strength?
• Increasingly Tight Potash Fundamentals
– Global Shipments
– North American Demand
– “Perfect Storm” Domestic Fall Season
– Global and North American Production
– North American Offshore Imports
– The Bottom Line

Strong price signals – an acreage donnybrook
shaping up next spring
Daily Close of New Crop Options January 1 to November 12, 2010
3.75
4.00
4.25
4.50
4.75
5.00
5.25
5.50
5.75
Jan Apr Jul Oct
$ BU
New Crop Corn Prices
Dec 2011 Dec 2012
Source: CBOT
9.00
9.50
10.00
10.50
11.00
11.50
12.00
12.50
13.00
Jan Apr Jul Oct
$ BU New Crop Soybean Prices
Nov 2011 Nov 2012
Source: CBOT
5.20
5.60
6.00
6.40
6.80
7.20
7.60
8.00
8.40
Jan Apr Jul Oct
$ BU
New Crop HRW Wheat Prices
July 2011 July 2012
Source: KCBOT

And not just corn
Daily Close of Nearby Futures Contract
4
8
12
16
20
24
28
32
36
95 98 01 04 07 10
CTS/LB
Sugar (#11) Price
Source: ICE
20
30
40
50
60
70
80
90
100
110
120
130
140
150
160
95 98 01 04 07 10
CTS/LB Cotton Price
Source: ICE
500
1000
1500
2000
2500
3000
3500
4000
4500
95 98 01 04 07 10
RM/
Tonne
Palm Oil Price
Source: Kuala Lumpur Exchange

Speculative exuberance?

-900,000
-800,000
-700,000
-600,000
-500,000
-400,000
-300,000
-200,000
-100,000
0
100,000
200,000
300,000
400,000
500,000
600,000
1/3/2006 7/3/2006 1/3/2007 7/3/2007 1/3/2008 7/3/2008 1/3/2009 7/3/2009 1/3/2010 7/3/2010
Contracts
Source:  CFTC Commitments of Traders Weekly Report
Corn
Net Position by Futures Market Participants
Data thru November 2, 2010
Large Commercial Hedgers Large Speculative Traders
Commodity Index Traders Small Non-Reportable Positions

Fundamental strength? 7 0 25 50 75 100 125 150 175 200 225 70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 10 Mil Tonnes World Corn Stocks China Rest of World Source: USDA

Fundamental strength?

0
7
14
21
28
35
42
49
56
63
70
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 10
Pct of Use Bil Bu
U.S. Corn Stocks
Stocks Pct of Use
Source: USDA and Mosaic
Key Assumptions for 2011/12
Planted acreage:  92.5 million
Trend Yield:  163.2 bu acre
Total use:  13.55 bil bu

Fundamental strength? 9 0 25 50 75 100 125 150 175 200 225 70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 10 MilTonnes World Wheat Stocks China+India Rest of World Source: USDA

Increasingly Tight Potash Fundamentals

Global shipments are back on track
Source: Fertecon and Mosaic (Forecast Range for 2010 and 2011)
25
30
35
40
45
50
55
60
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10F 11F
Mil Tonnes
KCL
World MOP Shipments

Recovery in most major import markets
0
1
2
3
4
5
6
7
8
9
10
00 01 02 03 04 05 06 07 08 09 10F 11F
Mil Tonnes
KCL
China Net MOP Import Demand
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
00 01 02 03 04 05 06 07 08 09 10F 11F
Mil Tonnes
KCL
India MOP Import Demand
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
00 01 02 03 04 05 06 07 08 09 10F 11F
Mil Tonnes
KCL
Other Asia MOP Import Demand
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
00 01 02 03 04 05 06 07 08 09 10F 11F
Mil Tonnes
KCL
Brazil MOP Import Demand
Source: Fertecon and Mosaic (Forecast Range for 2011)

NA exports projected to increase 34%

0
2
4
6
8
10
12
14
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11F
Mil Tons
KCL
North American MOP Exports
U.S. Canada
Source: IPNI and Mosaic
Fertilizer Year Ending June 30

NA exports up 83% FY 2010/11 YTD 14 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 Jul 07/08 Oct Jan Apr Jul 08/09 Oct Jan Apr Jul 09/10 Oct Jan Apr Jul 10/11 Mil Tons KCL North American MOP Exports Source: IPNI

NA shipments forecast to climb another 24%
5
6
7
8
9
10
11
12
13
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11F
Mil Tons
KCL
Mil Tons
K
2
O
North American Potash Use and MOP Shipments
Ag Use Total Shipments
Source: IPNI and Mosaic
Fertilizer Year Ending June 30

NA shipments up 125% FY 2010/11 YTD
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
Jul
07/08
Oct Jan Apr Jul
08/09
Oct Jan Apr Jul
09/10
Oct Jan Apr Jul
10/11
Mil Tons
KCL
North American MOP Domestic Shipments
Source: IPNI

U.S. rates expected to return to normal
75
80
85
90
95
100
105
110
115
95 97 99 01 03 05 07 09 11
Index
K Application Rate on Corn
75
80
85
90
95
100
105
110
115
95 97 99 01 03 05 07 09 11
Index
K Application Rate on Soybean
50
60
70
80
90
100
110
120
130
95 97 99 01 03 05 07 09 11
Index
K Application Rate on Wheat
Estimated national average application rates
Source: USDA and Mosaic
Index: 10-year average 1995-2004 = 100

“Perfect storm” fall application season in NA

Source: IPNI, US Department of Commerce and Mosaic
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
Jul-Dec Jan-Jun
Mil Tons
KCL
Implied North American MOP Shipments
5-Yr Min-Max Range 2010/11 5-Yr Average

Global production climbs in 2010 19 0 3 6 9 12 15 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2008 2009 2010 Mil Tonnes KCL Global MOP Estimated Production Source: Fertecon, Company reports and Mosaic

NA production up 76% FY 2010/11 YTD

0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
1.8
2.0
Jul
07/08
Oct Jan Apr Jul
08/09
Oct Jan Apr Jul
09/10
Oct Jan Apr Jul
10/11
Mil Tons
KCL
North American MOP Production
Source: IPNI

Record NA imports expected in 2010/11

0.0
0.2
0.4
0.6
0.8
1.0
1.2
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11F
Mil Tons
KCL
North American MOP Imports
Source: IPNI, USDOC, and Mosaic
Fertilizer Year Ending June 30

Demand pulls down NA producer inventories

0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
Jul
07/08
Oct Jan Apr Jul
08/09
Oct Jan Apr Jul
09/10
Oct Jan Apr Jul
10/11
Mil Tons
KCL
North American MOP Producer Stocks
Source: IPNI

Bottom Line
• Potash demand drivers are strong
– High agricultural commodity prices
– Strong speculative interest
– But solid underlying agricultural fundamentals
– Positive farm economics/income worldwide
– Lean K distribution pipeline
– Low K levels in soils
• Potash shipments are back on track
– Global shipments forecast to increase to 48-49 MMT in
2010 and to 52-55 MMT in 2011
– Broad-based demand recovery
– NA shipments forecast to climb to 10 MST in 2010/11
based on higher acreage and rate recovery
– “Perfect Storm” fall season in NA but half of projected
demand still ahead next spring
• Producers struggled to keep up with peak
shipments this fall
• Market is expected to remain tight until new
capacity comes online later this decade

Near Term Potash Outlook
Demand Pull Pressure (Again)
Fertilizer Outlook and Technology Conference
Savannah, GA
November 17, 2010
Dr. Michael R. Rahm
Vice President, Market and Strategic Analysis
The Mosaic Company
Thank You!